Exhibit 99.1

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
SquareOne Medical, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of SquareOne Medical, Inc. (A Development Stage Company) for the three months ended March 31, 2009, and for the years ended December 31, 2008 and 2007, and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2009 and 2008, the years ended December 31, 2008 and 2007 and since inception on September 21, 1999 through March 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SquareOne Medical, Inc. (A Development Stage Company) as of the three months ended March 31, 2009, and for the years ended December 31, 2008 and 2007, and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2009 and 2008, the years ended December 31, 2008 and 2007 and since inception on September 21, 1999 through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has an accumulated net loss of $1,727,038, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
Moore & Associates, Chartered
Las Vegas, Nevada
June 19, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253- 7499 Fax (702) 253- 7501

SquareOne Medical, Inc.
(A Development Stage Company)

Balance Sheets

	March 31,	December 31,	December 31,
	2009	2008	2007

ASSETS

Current Assets:
Cash and Cash Equivalents	$621	$693	$4,137

Total Current Assets	621	693	4,137

Fixed Assets:
Furniture and Equipment, net	1,182	1,351	2,027
Other Assets:
Patents- Net	8,016	8,836	12,115

Total Assets	$9,819	$10,880	$18,279

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	$30,795	$25,852	$7,155
Accrued Salary	203,500	187,000	132,000
Contingent Liability	60,000	60,000	50,000
Accrued Interest Payable	118,500	117,250	81,000
Current Notes Payable	163,296	163,296	158,796
Convertible Bridge Loans	175,000	175,000	175,000

Total Current Liabilities	751,091	728,398	603,951

Long-Term Liabilities
Notes Payable	777,500	777,500	630,000

Total Long-Term Liabilities	777,500	777,500	630,000

Total Liabilities	1,528,591	1,505,898	1,233,951

Stockholders' Equity

Preferred Stock, authorized 20,000,000
shares, par value $0.01, issued and
outstanding on March 31, 2009 and December 31,
2008 and 2007 is zero respectively	-	-	-

Common Stock, authorized 50,000,000
shares, par value $0.01, issued and
outstanding on March 31, 2009 and December 31,
2008 and 2007 is 19,834,000 respectively	198,340	198,340	198,340

Additional Paid-in Capital	(134,187)	(152,060)	(150,810)
Subscriptions Receivable	220,000	220,000	220,000
Accumulated Deficit during Development Stage	(1,802,925)	(1,761,298)	(1,483,202)

Total Stockholders' Equity	(1,518,772)	(1,495,018)	(1,215,672)

Total Liabilities and Stockholders' Equity	$9,819	$10,880	$18,279

The accompanying notes are an integral part of these statements

SquareOne Medical, Inc.
(A Development Stage Company)

Statement of Operations

	March 31,	December 31,		to March 31,
	2009	2008	2007	2009
Operating Expenses
Salaries and Wages	-	44,000	117,000	637,353
General and Administrative	20,184	65,745	15,732	264,822
Professional and Consulting	21,443	110,919	72,850	443,385
Organization Expense	-	-	1,000	161,819

Total Expenses	41,627	220,664	206,582	1,507,379

(Loss) from Operations	(41,627)	(220,664)	(206,582)	(1,507,379)

Other Income/(Expense)
Interest Income	-	68	77	5,921
Interest Expense	-	(57,500)	(56,250)	(283,594)

Total Other Income/(Expense)	-	(57,432)	(56,173)	(277,673)

Net Income/(Loss) Before Income Taxes	(41,627)	(278,096)	(262,755)	(1,785,052)

Income Tax Expense	-	-	-	-

Net Income/(Loss)	$(41,627)	$(278,096)	$(262,755)	$(1,785,052)

Basic (Loss) per Share	$(0.00)	$(0.01)	$(0.01)

Weighted Average Number of Common Shares	19,834,000	19,834,000	19,834,000

The accompanying notes are an integral part of these statements

SquareOne Medical, Inc.
(A Development Stage Company)

Statements of Stockholders' Equity/(Deficit)

							(Deficit)
							Accumulated
							During
	Preferred Stock		Common Stock		Paid in	Subscriptions	Development	Total
	Shares	Amount	Shares	Amount	Capital	Receivable	Stage	Equity
Balance, Inception 21-Sep-1999	-	$-	-	$-	$-	$-	-	$-

Net (Loss)							(667)	(667)

Balance, December 31, 1999	-	-	-	-	-	-	(667)	(667)

Common Shares issued to founders
on 5-May-2000 to acquire patents
at $0.0022 per share			18,900,000	189,000	(148,286)			40,714

Net (Loss)							(17,098)	(17,098)

Balance, December 31, 2000	-	-	18,900,000	189,000	(148,286)	-	(17,765)	22,949

Net (Loss)							(61,097)	(61,097)

Balance, December 31, 2001	-	-	18,900,000	189,000	(148,286)	-	(78,862)	(38,148)

Net (Loss)							(77,285)	(77,285)

Balance, December 31, 2002	-	-	18,900,000	189,000	(148,286)	-	(156,147)	(115,433)

Equity Issuance Costs					(47,902)			(47,902)

Prepaid Subscriptions						220,000		220,000

Net (Loss)							(153,942)	(153,942)

Balance, December 31, 2003	-	-	18,900,000	189,000	(196,188)	220,000	(310,089)	(97,277)

Common Shares issued for cash
on 4-Oct-2004 to exercise warrants
at $0.005 per share			800,000	8,000	(4,000)			4,000

Net (Loss)							(224,188)	(224,188)

Balance, December 31, 2004	-	-	19,700,000	197,000	(200,188)	220,000	(534,277)	(317,465)

Equity Issuance Costs					(89,796)			(89,796)
Cost for issue of Options					58,014			58,014

Net (Loss)							(413,385)	(413,385)

Balance, December 31, 2005	-	-	19,700,000	197,000	(231,970)	220,000	(947,662)	(762,632)

Common Shares issued for Cash
on 20-Feb-06 @ $0.75 per share			80,000	800	59,200			60,000

Common Shares issued for Cash
on 22-Feb-06 @ $0.75 per share			54,000	540	39,960			40,500

Net (Loss)							(272,785)	(272,785)

Balance, December 31, 2006	-	-	19,834,000	198,340	(132,810)	220,000	(1,220,447)	(934,917)

Equity Issuance Costs					(18,000)			(18,000)

Net (Loss)							(262,755)	(262,755)

Balance, December 31, 2007	-	-	19,834,000	198,340	(150,810)	220,000	(1,483,202)	(1,215,672)

Equity Issuance Costs					(1,250)			(1,250)

Net (Loss)							(278,096)	(278,096)

Balance, December 31, 2008	-	-	19,834,000	198,340	(152,060)	220,000	(1,761,298)	(1,495,018)

Warrants Issued for Service					17,873			17,873

Net (Loss)							(41,627)	(41,627)

Balance, March 31, 2009	-	$-	19,834,000	$198,340	$(134,187)	$220,000	$(1,802,925)	$(1,518,772)

On June 23, 2008 the company executed an 4:1 forward stock split that has been retroactively applied to the above schedule.

The accompanying notes are an integral part of these statements

SquareOne Medical, Inc.
(A Development Stage Company)

Statements of Cash Flows

	Three Months			21-Sep-1999
	Ended	Year Ended		(Inception)
	March 31,	December 31,		to March 31,
	2009	2008	2007	2009
Operating Activities
Net Loss	$(41,627)	$(278,096)	$(262,755)	$(1,785,052)
Adjustments to reconcile Net Loss:
Depreciation and Amortization	989	3,955	3,279	61,856
Issue of Warrants or Options for Service	17,873	-	-	58,014
Changes in Operating Assets and Liabilities
Increase/(Decrease) in Accounts Payable	4,943	18,697	7,155	30,795
Increase/(Decrease) in Contingent Liabilities	-	10,000	-	10,000
Increase/(Decrease) in Accrued Liabilities	17,750	91,250	95,500	322,000

Net Cash (Used) by Operating Activities	(72)	(154,194)	(156,821)	(1,302,387)

Investment Activities
Investment in Patents	-	-	-	(67,255)
Purchase of Equipment	-	-	(2,027)	(3,799)

Net Cash (Used) by Investment Activities	-	-	(2,027)	(71,054)

Financing Activities
Proceeds from Contingent Investment	-	-	50,000	50,000
Proceeds from Current Notes	-	4,500	-	163,296
Proceeds from Bridge Loans	-	-	-	175,000
Proceeds from Long-Term Notes	-	147,500	130,000	777,500
Proceeds from Prepaid Subscriptions	-	-	-	220,000
Equity Issuance Costs	-	(1,250)	(18,000)	(116,234)
Proceeds from the Sale of Stock	-	-	-	104,500

Net Cash Provided by Financing Activities	-	150,750	162,000	1,374,062

Net Increase / (Decrease) in Cash	(72)	(3,444)	3,152	621

Cash, Beginning of Period	693	4,137	985	-

Cash, End of Period	$621	$693	$4,137	$621

Supplemental Information:
Interest Paid	$-	$-	$-	$-
Income Taxes Paid	$-	$-	$-	$-

Significant Non-Cash Transactions:
Stock Warrants or Options Issued for Service	$17,873	$-	$-	$58,014
Stock Issued to Acquire Patents	$-	$-	$-	$40,714

The accompanying notes are an integral part of these statements

SquareOne Medical, Inc.
(A Development Stage Company)

NOTES TO AUDITED FINANCIAL STATEMENTS
(March 31, 2009 and December 31, 2008 and 2007)

NOTE 1.        GENERAL ORGANIZATION AND BUSINESS

SquareOne Medical, Inc. (the “Company”), was incorporated in the State of Nevada on September 21, 1999 and is based in Minneapolis, Minnesota.

SquareOne Medical, Inc. is a development stage medical device firm that designs, engineers and manufactures state-of-the-art safety needle devices to protect healthcare workers from accidental needle stick injuries.  The Company has developed and patented a safety hypodermic syringe as its lead product with other proprietary OSHA compliant medical safety devices to follow.

NOTE 2.        SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

Accounting Basis

The statements were prepared following generally accepted accounting principles of the United States of America consistently applied.  The Company uses a December 31 fiscal year end.

Financial Statement Presentation

The balance sheet presentation herein includes all assets and liabilities at historical cost.  The Company is currently in the developmental stage and has capitalized product development costs and marketing costs as prepaid expenses.  The Company will on occasion issued shares of its common stock in exchange for certain services from the Company’s Officers & Directors, business consultants and vendors.  The stock will be issued at the fair-valued-based method in accordance with FASB –123.  The cost of these services will be expensed in the period when the services are performed.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Cash Balances

The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation (FDIC).  This government corporation insured balances up to $100,000 through October 13, 2008.  As of October 14, 2008 all non-interest bearing transaction deposit accounts at an FDIC-insured institution, including all personal and business checking deposit accounts that do not earn interest, are fully insured for the entire amount in the deposit account.  This unlimited insurance coverage is temporary and will remain in effect for participating institutions until December 31, 2009.

All other deposit accounts at FDIC-insured institutions are insured up to at least $250,000 per depositor until December 31, 2009.  On January 1, 2010, FDIC deposit insurance for all deposit accounts, except for certain retirement accounts, will return to at least $100,000 per depositor.  Insurance coverage for certain retirement accounts, which include all IRA deposit accounts, will remain at $250,000 per depositor.

Accounts Receivable

The Company analyzes current accounts receivable for an allowance for doubtful accounts based on historical bad debt, customer credit-worthiness, the current business environment and historical experience with the customer. The allowance includes specific reserves for accounts where collection is deemed to be no longer probable.

Advertising Costs

Advertising Costs are expensed as incurred.  As of March 31, 2009 the Company has not incurred any advertising expense.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Equipment

Equipment is stated at cost.  Depreciation is computed using the straight-line method over their estimated useful lives, which for computer equipment is three years.  Maintenance and repairs are charged to expense as incurred.  Fixed assets consist of the following:

	March 31,	December 31,	December 31,
	2009	2008	2007

Computer Equipment	$3,799	$3,799	$3,799
Less:
Accumulated Depreciation	(2,617)	(2,448)	(1,772)

Equipment, net	$1,182	$1,351	$2,027

Patents

On May 5, 2005 the Company issued 18,900,000 common shares to acquire the patents and all associated rights having a fair value of $40,714 ($67,255 less amortization of $26,541) from Square One Medical, LP.  The patent cost is being amortized using the straight-line method over a 17 year useful life as follows:

	March 31,	December 31,	December 31,
	2009	2008	2007

Patents	$67,255	$67,255	$67,255
Less:
Accumulated Amortization	(59,239)	(58,419)	(55,140)

Equipment, net	$8,016	$8,836	$12,115

Revenue and Cost Recognition

The Company recognizes revenue from product sales upon shipment, which is the point in time when risk of loss is transferred to the customer, net of estimated returns and allowances.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method,  deferred income tax assets and liabilities are determined based on differences  between the financial reporting and tax bases of assets and  liabilities  and are measured using the enacted tax rates and laws  that will be in effect  when the  differences  are  expected  to reverse.

Earnings Per Share

The basic earnings (loss) per share is calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity common stock equivalents.  As of March 31, 2009, December 31, 2008 and 2007 the Company had 5,676,696; 5,086,696 and 4,767,024 common stock purchase warrants outstanding as common stock equivalents, respectively.

These common stock warrants could potentially dilute basic Earnings Per Share (EPS) in the future but were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented.

Stock Based Compensation

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, Accounting for Stock-Based Compensation.  In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely: employees/directors and non-employees/directors.  The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non-compensatory.  The employee/directors non-compensatory securities are recorded at the sales price when the stock is sold.  The compensatory stock is calculated and recorded at the securities’ fair value at the time the stock is given.  SFAS 123 also provides that stock compensation paid to non-employees be recorded with a value which is based upon the fair value of the services rendered or the value of the stock given, whichever is more reliable.  The Company has selected to utilize the fair value of the stock issued as the measure of the value of services obtained.

For the periods reported the Company has not issued any stock based compensation to either employees or non-employees.

NOTE 3.        GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  The Company is in its development stage and has incurred an accumulated net loss $1,727,038 as of March 31, 2009.  This condition creates an uncertainty as to the Company’s ability to continue as a going concern.  Management is trying to raise additional capital through sales of common stock as well as seeking financing from third parties. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management expects to begin marketing during the Fiscal Year 2009 and continues to develop and test new products.

NOTE 4.        COMMITMENTS, CONTINGENCIES AND CURRENT LIABILITIES

Accrued Salary

The employment agreement with one of the Company’s officers provided for the deferral of salaries to conserve Company resources with the understanding that the deferred amounts would be paid upon receipt of a sufficient (but unspecified) level of funding.  The following salary has been accrued:

	March 31,	December 31,	December 31,
	2009	2008	2007

Beginning Balance	$187,000	$137,500	$71,500
Current Accrual	16,500	49,500	66,000

Total Accrued Salary	$203,500	$187,000	$137,500

The Company provided periodic living advances to certain other of its officers in lieu of salaries and expensed those payments as officer salaries.

Contingent Liability

During 2008 the Company recorded a contingency of $10,000 resulting from a verbal agreement with a capital equity company for services to be rendered.  Those services were not rendered and the Company is in the process of working on resolution of the balance.

During October 2005 an individual loaned the Company $50,000 through a consultant who made an unauthorized promise to repay him $100,000 upon the closing of proposed financing of approximately $25 million.  The proposed financing did not materialize.  Although the Company received the loan no documentation of the loan or repayment terms were executed.  Accordingly, the Company is carrying the principal of this loan as a contingency payable when funds are available.

The amount of contingencies is summarized as follows:

	March 31,	December 31,	December 31,
	2009	2008	2007

Beginning Balance	$60,000	$50,000	$50,000
Current Accrual	-	10,000	-

Total Contingencies	$60,000	$60,000	$50,000

Accrued Interest Payable

The Company has issued various debt instruments for Convertible Bridge Loans, Convertible Debentures and private loans that carry interest rates ranging from 7% to 10% and the unpaid interest has been accrued and is outstanding as follows:

	March 31,	December 31,	December 31,
	2009	2008	2007

Beginning Balance	$117,250	$81,000	$46,000
Current Accrual	1,250	36,250	35,000

Total Accrued Interest	$118,500	$117,250	$81,000

Current Notes Payable

The Company has the following short-term loans and notes payable:

	March 31,	December 31,	December 31,
Description	2009	2008	2007

6/26/06 Demand Note,
8% interest, principal
and interest due when
Company achieves
additional $250,000
funding	$50,000	$50,000	$50,000

3/16/07 Demand Note,
10 % interest, payment
requested	50,000	50,000	50,000

6/28/05 Demand Note,
8% interest	49,796	49,796	49,796

2/28/03 Demand loan
resulting from default
investment subscriber
disappeared	9,000	9,000	9,000

Short-term loan,
non-interest bearing	4,500	4,500	-0-

Total	$163,296	$163,296	$158,796

Convertible Bridge Loans

During 2001 the Anoka County Economic Development Partnership (ACEDP) took an interest in the Company and assisted in the arrangement of convertible debentures or convertible bridge loans with two venture capital firms, a local manufacturer and three private investors..  The notes carried a 10% per annum interest rate and are convertible to common stock at the rate of 50% or 80% of the current share sales price of any equity financing event of at least $1,000,000.  At the conversion of the debentures the investor also receives five year or six year warrants at the rate of three warrants for every four shares of stock received.  The warrants carry an exercise price of 90% of the then stock sales price.  Two of the debentures also require the issue of $100,000 worth of warrants at the same value because the debentures were not paid on time.  Additionally, the Company has approved the issue of an additional warrant for every warrant issued at the conversion of the debentures as compensation for the investors continuing support. Outstanding Convertible Bridge Loans are summarized as follows:

	March 31,	December 31,	December 31,
Description	2009	2008	2007

4/27/01 revised April 2003,
Convertible Debenture,
10% interest, due in one
year, unpaid, convertible
to stock at rate of 50%
of share price from
equity financing event
of $1,000,000 minimum	$27,500	$27,500	$27,500

6/29/01 revised June 2003,
Convertible Debenture,
10% interest, due in one
year, unpaid, convertible
to stock at rate of 50%
of share price from
equity financing event
of $1,000,000 minimum	27,500	27,500	27,500

12/11/01 Convertible
Debenture, 10% interest,
due in 18 months, unpaid,
convertible to stock at
the rate of 80%
of share price from
equity financing event
of $1,000,000 minimum	10,000	10,000	10,000

12/19/01 Convertible
Debenture, 10% interest,
due in 18 months, unpaid,
convertible to stock at
the rate of 80%
of share price from
equity financing event
of $1,000,000 minimum	10,000	10,000	10,000

12/20/01 Convertible
Debenture, 10% interest,
due in 18 months, unpaid,
convertible to stock at
the rate of 80%
of share price from
equity financing event
of $1,000,000 minimum	100,000	100,000	100,000

Total	$175,000	$175,000	$175,000

NOTE 5.        LONG-TERM LIABILITIES

Investment Loans

During May 2008, the Company received investments totaling $147,500 to assist in covering costs for a private placement of Preferred Stock that did not materialize.  Investors were to receive double the amount of their investment as a return out of the first $500,000 raised in the offering.  The Company is in the process of settling this obligation with these investors.

Long-Term Notes

During 2007 the Company issued several promissory notes calling for interest to be accrued at 10% per annum.  Interest and principal will not become payable until funding is in excess of $2,000,000.

Long-Term notes are summarized as follows:

	March 31,	December 31,	December 31,
Description	2009	2008	2007

7/16/07 Promissory Note,
10% interest, principal
and interest due when
Company achieves
$2,000,000 funding	$50,000	$50,000	$50,000

9/1/07 Promissory Note,
10% interest, principal
and interest due when
Company achieves
$2,000,000 funding	25,000	25,000	25,000

9/1/07 Promissory Note,
10% interest, principal
and interest due when
Company achieves
$2,000,000 funding	25,000	25,000	25,000

12/1/07 Promissory Note,
10% interest, principal
and interest due when
Company achieves
$2,000,000 funding	30,000	30,000	30,000

Total	$130,000	$130,000	$130,000

Exchangeable Debentures

In June 2004, the Company conducted a $2.9 million Private Placement through which the Company sold four (4) full units and two (2) half units at a unit price of $100,000.  Each unit consists of a 7% Debenture, a five (5) year warrant to purchase up to 200,000 post-split common shares at an exercise price of $0.50 per share and a production bonus from product sales up to $1.25 per each dollar invested.  The holder can exchange the outstanding principal and accrued interest to exercise the warrants anytime prior to their expiration upon notification to the Company and surrender of the Debenture.  Outstanding debentures are summarized as follows:

	March 31,	December 31,	December 31,
	2009	2008	2007

Notes Outstanding	$500,000	$500,000	$500,000

NOTE 6.        OPTIONS AND WARRANTS

Options:

On November 1, 2005 the Company issued 1,200,000 five (5) year options with an exercise price of 110% of the market price or $0.55 per share with 400,000 options becoming vested on November 1, 2006, 2007 and 2008.  The Company calculated the value of the options to be $58,014.  The Black Sholes Variables use to make the calculations was a Stock Price of $0.50, Strike Price of $0.55, Risk Free Interest rate of 3.94% and a Volatility rate of ..383887%.

Warrants

The Company has issued warrants as part of a debenture unit, as investment incentive, as incentive to extend debt payment requirements and as rewards to employees.  The costs for the issuance of the warrants have been recorded using the Black Sholes variables listed below.

Following is a summary of warrant and option activity:

Warrant
Shares
Outstanding at December 31, 2006	4,885,000

Plus: Warrants Granted	382,024
Less: Warrants Exercised	-
Less: Warrants Expired	(500,000)

Outstanding at December 31, 2007	4,767,024

Plus: Warrants Granted	319,672
Less: Warrants Exercised	-
Less: Warrants Expired	-

Outstanding at December 31, 2008	5,086,696

Plus: Warrants Granted	590,000
Less: Warrants Exercised	-
Less: Warrants Expired	-

Outstanding at March 31, 2009	5,676,696

Outstanding warrants as of March 31, 2009:

Issue	Expiration	Exercise	Warrant
Date	Date	Price	Shares
9/24/2004	12/31/2009	$0.50	600,000
6/30/2005	12/31/2009	$0.50	400,000
11/1/2005	11/1/2010	$0.50	200,000
2/22/2006	2/22/2010	$0.75	67,000
4/22/2006	4/22/2016	$0.75	3,000,000
12/31/2006	12/31/2009	$0.75	118,000
3/16/2007	3/16/2011	$0.75	66,668
3/16/2007	3/16/2011	$0.75	6,672
7/16/2007	7/16/2011	$0.75	73,340
9/1/2007	9/1/2011	$0.75	40,008
10/29/2007	9/1/2011	$0.75	40,000
10/29/2007	10/29/2011	$0.75	37,336
12/31/2007	12/31/2010	$0.75	118,000
2/8/2008	2/8/2018	$0.75	200,000
5/1/2008	5/1/2012	$0.75	1,672
12/31/2008	12/31/2011	$0.75	118,000
3/31/2009	3/31/2014	$0.50	590,000

Total Outstanding			5,676,696

Black Sholes Variables:

	Period	During	During
Black Sholes	Ended	Year Ended	Year Ended
Variables	31-Mar-2009	31-Dec-2008	31-Dec-2007

Exercise Price	$0.50	$0.50 -$ 0.75	$0.50 -$ 0.75
Risk Free Rate	3.94%	1.25% - 4.95%	1.25%-4.95%
Strike Price	$0.50	$0.50	$0.50
Volatility	0.383887	.234587 - .383887	.234587 - .383887

NOTE 7.        STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company has authorized 20,000,000 shares of preferred stock at a par value of $0.01 per share.  The Company has established various series of preferred stock of which no shares are issued and outstanding.

Common Stock

The Company has authorized 50,000,000 common shares with a $0.01 par value.

On June 23, 2008 the Company executed a 4:1 forward stock split increasing its outstanding shares from 4,958,500 to 19,834,000.  The impact of this split has been retroactively applied to these statements.

On May 4, 2000 the Company issued 18,900,000 post split shares to acquire the patents and all associated rights valued at $40,732 (Patents at $76,255 less accumulated amortization of $26,543) from Square One Medical, LP.

During May 2003 the Company received $220,000 cash in a preferred stock private placement offering wherein the investors were to purchase Series “B” preferred at $1,000 per share redeemable at $2,000 per share upon the successful raise of $26.5 million through the sale of preferred Series “A” stock.  If the aforementioned offering of $26.5 million was unsuccessful the investors were to receive one share of common stock for each $1.00 invested in lieu of redemption.  The Company has recorded receipt of the $220,000 as a prepaid subscription of common stock and has reserved 880,000 post-split common shares to resolve the liability.

On October 4, 2004, the Company issued 800,000 post-split common shares for the exercise of 200,000 pre-split warrants at $0.02 per share or $4,000.

On February 20, 2006 the Company issued 80,000 post-split common shares for $60,000 cash at $0.75 per share.

On February 22, 2006 the Company issued 54,000 post-split common shares for $40,500 cash at $0.75 per share.

Equity Issuance Costs

The Company has reported the cost of selling various stock related equity instruments as Equity Issuance Costs resulting offsets to paid-in capital on the Statement of Shareholders Deficit.  A summary of those cost in the year incurred follows:

Year	Amount
2003	$87,902
2005	49,796
2007	18,000
2008	1,250

Total	$156,948

NOTE 8.        PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $587,193, which is calculated by multiplying a 34% estimated tax rate by the items making up the deferred tax account, the estimated NOL through March 31, 2009 of $1,727,038. The total valuation allowance is a comparable $587,193.

The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below for the following reporting periods:

	March 31,	December 31,
	2009	2008	2007
Deferred Tax Asset	$8,076	$94,553	$113,647
Valuation Allowance	(8,076)	(94,553)	(113,647)
Current Taxes Payable	-	-	-

Income Tax Expense	$-	$-	$-

Below is a chart showing the federal net operating losses and the years in which they will expire:

Year	Amount	Expiration
1999	667	2019
2000	17,098	2020
2001	61,097	2021
2002	77,285	2022
2003	153,942	2023
2004	224,188	2024
2005	349,871	2025
2006	206,785	2026
2007	334,255	2027
2008	278,096	2028
YTD 2009	23,754	2029

Total	$ 1,727,038

NOTE  9.       THE EFFECT OF RECENTLY ISSUED ACCOUNTING  STANDARDS

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability.  It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

The adoption of SFAS No. 157 did not have a material effect on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings.  The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable.  Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes.  SFAS No. 159 is effective as of the beginning of the Company’s 2008 fiscal year.

The adoption of SFAS No. 159 did not have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited.

The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.

The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available.

The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008.

The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited.

The Company is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”).  SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.

The Company is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.

The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements.